THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 183

Supplement to page 23 of Part II of the Prospectus dated March 3, 1997

Notwithstanding anything to the contrary in the Prospectus, the Net Dealer Concession as a percentage of the Public Offering Price per Unit, as set forth in the table on page 23 of Part II of the Prospectus, payable to broker/dealers and other selling agents shall be 1.90% with respect to individual sales of $50,000 but less than $100,000, 1.65% with respect to individual sales of $100,000 but less than $150,000, 1.30% with respect to individual sales of $150,000 but less than $1,000,000 and 0.50% with respect to individual sales of $1,000,000 or more.

March 7, 1997